UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2020
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 4, 2020, the Company entered into a Securities and Asset Purchase Agreement (the “Agreement”) with BDC Media Acquisition LLC, an affiliate of Black Dragon Capital Investment Management, LLC (the “Buyer”), pursuant to which the Company agreed to sell its Grass Valley live media business (the “Business”) to the Buyer. The Agreement provides for the Company to receive $140 million in cash, a subordinated note with an initial face amount of $213 million (less the amount of certain pension liabilities being assumed by the Buyer), and a possible earn-out of up to $150 million in the event that the Buyer is able to earn an agreed-upon return on its equity investment. The subordinated note earns interest in-kind at the rate of 10% per annum. The note is contemplated to be a five-year instrument, but that term is subject to extension if the Buyer’s senior indebtedness is extended beyond December 31, 2025.

The Agreement requires that, prior to closing, the Company transfer the Business’ U.K. pension obligations to a different subsidiary, obtain any required approvals in connection with that transfer, and fulfill various other closing conditions.

The Company expects the sale to close in the first half of 2020.

The Company has not definitively concluded whether the Agreement constitutes a material contract for SEC reporting purposes, and therefore may conclude to treat the Agreement as material or non-material as it completes its analysis.

The Company’s expectations with respect to the sale of the Business and the proceeds that it will receive are forward-looking statements. Actual results could differ materially from those reflected in the Form 8-K for various reasons, including the failure of the Company to meet closing conditions and the failure of the Buyer to obtain its expected financing. The Company disclaims any obligation to update forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: February 5, 2020	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary

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